Exhibit 10.1
EXECUTION COPY
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
     This First Amendment, dated as of May 15, 2006 (this “Amendment”), supplements and amends the Amended and Restated Credit Agreement, dated as of December 9, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Pinnacle West Capital Corporation, as Borrower, the Lenders from time to time party thereto, JPMorgan Chase Bank, National Association, as Agent, and the other agents party thereto. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Credit Agreement.
     WHEREAS, on April 17, 2006, the Federal Energy Regulatory Commission (“FERC”) issued an Order on Updated Market Power Analysis and Revoking Market-Based Rate Authority in Pinnacle West Capital Corp., et al., 115 FERC ¶61,055 (2006), revoking the Borrower’s market-based rate authority under the Federal Power Act (the “FPA”) in the APS control area and prior waivers and authorizations granted in connection with that market-based rate authority;
     WHEREAS, the applicable waivers and authorizations previously granted to the Borrower and so revoked include blanket authorization for issuances of securities or assumptions of liability under the FPA;
     WHEREAS, on April 20, 2006, the Borrower filed with the FERC an Application for Authorization to Issue Securities, Waivers, and Expedited Consideration under Section 204 of the FPA, seeking authorization for borrowings under the Credit Agreement and for the issuance of certain other securities and on May 3, 2006, the FERC issued an order under Section 204 of the FPA, 115 FERC ¶62,134 (2006), granting conditional authorization for borrowings under the Credit Agreement through June 30, 2008 and for the issuance of certain other securities; and
     WHEREAS, as a result of these events, the Borrower has requested the Lenders to amend certain of the representations and warranties of the Borrower under the Credit Agreement.
     WHEREAS, the Lenders executing this Amendment and the Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth herein and the undertakings herein set forth and intending to be legally bound, the parties hereto agree as follows:
          1. Amendments to the Credit Agreement. Effective as of the date first above written, and subject to the satisfaction of the conditions to effectiveness set forth in Section 3 below, the Credit Agreement is hereby amended as follows:
1.1.	Amendments to Section 1.1 of the Credit Agreement. New definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order to read as follows:

     “FERC” means the Federal Energy Regulatory Commission or any successor agency under the FPA.
     “FPA” means the Federal Power Act, as amended, or any successor statute thereto.
     “May 2006 Letter Order” means that certain letter order issued by the FERC under Section 204 of the FPA on May 3, 2006, Pinnacle West Capital Corporation, 115 FERC ¶62,134 (2006).
     “Section 204 Authorization Expiration Date” shall mean the date on which FERC authorization under Section 204 of the FPA for the Borrower to issue securities and assume liabilities under the Credit Agreement shall expire. The Section 204 Authorization Expiration Date as established in the May 2006 Letter Order is June 30, 2008, but the Section 204 Authorization Expiration Date shall be such later date as the FERC may establish in a subsequent order under Section 204 of the FPA authorizing the Borrower to issue securities and assume liabilities under the Credit Agreement, a copy of which the Borrower shall provide to the Agent, together with such opinion letters of counsel and other information as the Agent shall reasonably request.
     “Section 204(e) Power” means the right of a public utility under Section 204(e) of the FPA to issue or renew the issuance of short-term debt securities or assume liabilities with respect to short-term debt securities without FERC approval under Section 204(a) of the FPA.
1.2.	Amendment to Section 2.2 of the Credit Agreement. The following language is hereby added to the end of Section 2.2 of the Credit Agreement:
     Notwithstanding anything to the contrary in this Article II or in any Note, unless (i) the Borrower shall not be subject to FERC regulation under Section 204 of the FPA, or (ii) all necessary approvals of the FERC under Section 204 of the FPA for the Borrower to issue securities and assume liabilities under the Credit Agreement from and after the Section 204 Authorization Expiration Date have been obtained and provided to the Agent, together with such opinion letters of counsel and other information as the Agent shall reasonably request, (a) after the Section 204 Authorization Expiration Date, the Borrower shall not request, nor shall any Lender be required to make, any Credit Extension in respect of which FERC authorization under Section 204 of the FPA would be required, and (b) for the period commencing on the day after the Section 204 Authorization Expiration Date and thereafter, if and to the extent that any Credit Extension is made in reliance on the Section 204(e) Power as provided in the last sentence of Section 5.11 hereof, for a period of at least one Business Day during any 364-day period, the principal amount of all outstanding Advances hereunder shall be zero.
1.3.	Amendment to Section 5.2 of the Credit Agreement. The following language is hereby added to the end of Section 5.2 of the Credit Agreement:

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     It is acknowledged that pursuant to the May 2006 Letter Order the Borrower shall be required to make filings with the FERC as required under 18 C.F.R. § 34.10 and § 131.43.
1.4.	Amendments to Section 5.11 of the Credit Agreement. (i) The phrase “the Federal Energy Regulatory Commission (“FERC”)” now appearing in the third sentence of Section 5.11 of the Credit Agreement is deleted and the following is substituted therefor: “FERC”; and (ii) the last two sentences of Section 5.11 of the Credit Agreement are hereby amended in their entirety to read as follows:
The Borrower is a “public utility” within the meaning of the FPA, and is subject to FERC regulation under the FPA, provided that upon the delivery to the Agent and the Lenders of a certificate of an Authorized Officer of the Borrower stating that the Borrower is no longer a “public utility” under the FPA, the foregoing representation shall no longer be operative. Except as provided in the next sentence below, to the extent required under the FPA, the Borrower has obtained authority from the FERC under Section 204 of the FPA to issue securities and assume liabilities under the Credit Agreement, and such authorization remains in full force and effect. After the Section 204 Authorization Expiration Date, to the extent that the Borrower remains subject to regulation under Section 204 of the FPA and all necessary approvals of the FERC under Section 204 of the FPA to issue securities and assume liabilities under the Credit Agreement from and after the Section 204 Authorization Expiration Date, have not then been obtained and provided to the Agent, together with such opinion letters of counsel and other information as the Agent shall reasonably request, Credit Extensions may be made under this Agreement solely pursuant to the Section 204(e) Power to the extent the Section 204(e) Power shall be applicable to the Borrower.
1.5.	Amendments to Section 6.1 of the Credit Agreement. (i) The following new subsections 6.1.10 and 6.1.11 to the Credit Agreement shall be inserted immediately following subsection 6.1.9 now appearing therein:
     6.1.10. Promptly, and in any event within five (5) Business Days after the occurrence thereof, notice of (i) any change to or revocation of any applicable waiver or authorization previously granted to the Borrower under Section 204 of the FPA to issue securities and assume liabilities under the Credit Agreement, (ii) the issuance of any applicable waiver or authorization granted to the Borrower under Section 204 of the FPA to issue securities and assume liabilities under the Credit Agreement, and (iii) the Borrower not being subject to FERC regulation under the FPA.
     6.1.11. Promptly, and in any event within five (5) Business Days after an Authorized Officer obtains knowledge thereof, notice of any breach of the Borrower’s obligations under the May 2006 Letter Order or any other applicable waiver or authorization granted to the Borrower under Section 204 of the FPA to issue securities and assume liabilities under the Credit Agreement.
and (ii) the following language is hereby added to the end of the last paragraph of Section 6.1 of the Credit Agreement:

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     So long as the Borrower remains subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, the Borrower may provide, (i) in satisfaction of the requirement to provide financial statements under Section 6.1.1, its report on Form 10-K for the applicable fiscal year, and (ii) in satisfaction of the requirement to provide financial statements under Section 6.1.2, its Report on Form 10-Q for the applicable fiscal quarter.
          2. Representations and Warranties. The Borrower hereby represents and warrants that:
2.1.	After giving effect to this Amendment, the representations and warranties made by the Borrower in the Credit Agreement are true and correct on and as of the date of this Amendment, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

2.2.	This Amendment has been duly authorized by all requisite action on behalf of the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent the enforceability thereof may be limited by applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and by the application of general principles of equity.

2.3.	Upon the effectiveness of this Amendment, no Default or Unmatured Default exists under the terms of the Credit Agreement.
          3. Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if, the Agent shall have received (i) executed copies of this Amendment from the Borrower and the Required Lenders and (ii) a duly executed opinion letter of counsel to the Borrower, addressed to the Lenders and the Agent, in substantially the form of Exhibit A hereto.
          4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original Amendment and all of which together shall constitute one and the same Amendment.
          5. Governing Law. This shall be governed by, and construed in accordance with, the laws of the State of New York.
          6. Effect.
6.1.	Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

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6.2.	Except as specifically amended and modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

6.3.	The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. The Agent and the Lenders expressly reserve all of their rights and remedies, including the right to institute enforcement actions in consequence of any existing Defaults or Unmatured Defaults not waived hereunder or otherwise at any time without further notice, under the Credit Agreement and the other Loan Documents and applicable law.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers hereunto duly authorized as of the date first written above.

PINNACLE WEST CAPITAL CORPORATION

By:	/s/ Barbara M. Gomez

Name:	Barbara M. Gomez

Title:	Vice President and Treasurer

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as a Lender, as an Issuing Bank and as
Administrative Agent

By:	/s/ Nancy R. Barwig

Name:	Nancy R. Barwig
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

UNION BANK OF CALIFORNIA, N.A.,
as a Lender and as Syndication Agent

By:	/s/ Efrain Soto

Name:	Efrain Soto
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

CITIBANK, N.A.,
as a Lender and as Co-Documentation Agent

By:	/s/ Oscar Cragwell

Name:	Oscar Cragwell
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION,
as a Lender and as Co-Documentation Agent

By:	/s/ Keven D. Smith

Name:	Keven D. Smith
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

MIZUHO CORPORATE BANK, LTD.,
as a Lender and as Co-Documentation Agent

By:	/s/ Raymond Ventura

Name:	Raymond Ventura
Title:	Deputy General Manager

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Gabriela Millhorn

Name:	Gabriela Millhorn
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NEW YORK,
as a Lender

By:	/s/ John-Paul Marotta

Name:	John-Paul Marotta
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Alison McGuigan

Name:	Alison McGuigan
Title:	Associate Director

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT SUISSE, Cayman Islands Branch,
as a Lender

By:	/s/ Sarah Wu

Name:	Sarah Wu
Title:	Director

By:	/s/ Nupur Kumar

Name:	Nupur Kumar
Title:	Associate

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Ling Li

Name:	Ling Li
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

LEHMAN BROTHERS COMMERCIAL BANK,
as a Lender

By:	/s/ George Janes

Name:	George Janes
Title:	Chief Credit Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

UBS LOAN FINANCE LLC,
as a Lender

By:	/s/ Richard L. Tavrow

Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Irja R. Otsa

Name:	Irja R. Otsa
Title:	Associate Director
SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Scott J. Bell

Name:	Scott J. Bell
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

MELLON BANK, N.A.,
as a Lender

By:	/s/ Mark W. Rogers

Name:	Mark W. Rogers
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ John P. Brazzale

Name:	John P. Brazzale
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., CHICAGO BRANCH, (formerly known as UFJ BANK LIMITED), as a Lender

By:	/s/ Chi-Cheng Chen

Name:	Chi-Cheng Chen

Title:	Authorized Signatory Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

EXHIBIT A
Form of Opinion Letter of Counsel to the Borrower
Attached.